UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2026

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-41503	23-2507402
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

720 Pennsylvania Drive

Exton, Pennsylvania 19341

(Address of principal executive offices) (Zip Code)

(610) 646-9800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ISSC	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 21, 2026, Innovative Solutions and Support, Inc., a Pennsylvania corporation (the “Company”), entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with Sparton Corporation, a Delaware corporation (“Seller”), pursuant to which the Company acquired all of the issued and outstanding membership interests (the “Membership Interests”) of Sparton Aydin, LLC, a Delaware limited liability company doing business as Aydin Displays (“Aydin”). Founded over 50 years ago, Aydin designs and builds ruggedized displays for demanding defense and commercial applications across ground, sea, and air environments. Aydin serves the defense, homeland security, law enforcement, aviation, and medical markets.

The aggregate purchase price for the Membership Interests is $24,500,000 (the “Purchase Price”), subject to customary adjustment based on the Company’s calculation of working capital, indebtedness, and transaction expenses as set forth in the Purchase Agreement. The acquisition was financed through borrowings of approximately $24.5 million under the Company’s existing credit facility with J.P. Morgan Chase Bank, N.A. (the “Credit Facility”).

The Purchase Agreement includes representations, warranties and covenants of the parties customary for a transaction of this nature. The Seller has agreed to certain restrictive covenants, including a covenant not to compete with the Business (as defined in the Purchase Agreement) within the United States and Canada for a period of five years following the Closing. The Purchase Agreement also contains customary indemnification provisions, subject to certain limitations as set forth in the Purchase Agreement.

In connection with the closing of the acquisition, the parties entered into certain ancillary agreements, including a Transition Services Agreement pursuant to which Seller will provide certain transitional services to the Company, and a Supply Agreement between Aydin and Seller.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 hereto and which is incorporated herein by reference. The Purchase Agreement has been filed to provide information to investors regarding its terms. The Purchase Agreement is not intended to provide any other factual information about the Company, Seller or Aydin, their respective businesses, or the actual conduct of their respective businesses during the period prior to the consummation of the transactions contemplated therein. The Purchase Agreement and this summary should not be relied upon as disclosure about the Company, Seller or Aydin. None of the Company’s stockholders or any other third parties should rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, Seller, Aydin or any of their respective subsidiaries or affiliates. The Purchase Agreement contains representations and warranties that are the product of negotiations among the parties thereto and that the parties made to, and solely for the benefit of, each other as of specified dates. The assertions embodied in those representations and warranties are qualified in important part by confidential disclosure schedules delivered by Seller to the Company in connection with the Purchase Agreement. Moreover, certain representations and warranties in the Purchase Agreement may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders or investors or may have been used for the purpose of allocating risk between the parties to the Purchase Agreement instead of establishing these matters as facts. Accordingly, investors should consider the information in the Purchase Agreement in conjunction with the entirety of the factual disclosure about the Company in the Company’s public reports filed with the SEC.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01. Other Events.

On July 21, 2026, the Company issued a press release announcing the entry into the Purchase Agreement and the completion of the transactions contemplated thereby. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of business acquired

Any financial statements required by this Item, with respect to the acquisition described in Item 2.01 herein, are expected to be filed by amendment as soon as practicable, and in any event not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed related to Item 2.01.

(b) Pro forma financial information

Any pro forma financial information required by this Item, with respect to the acquisition described in Item 2.01 herein, is expected to be filed by amendment as soon as practicable, and in any event not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed related to Item 2.01.

(d) Exhibits.

Exhibit No.	Description
2.1*+	Membership Interest Purchase Agreement, dated as of July 21, 2026, by and between Sparton Corporation and Innovative Solutions and Support, Inc.
99.1	Press Release, dated July 21, 2026.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the inline XBRL document.

* Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

+ Certain portions of this exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The Company will furnish supplementally an unredacted copy of this exhibit to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

Date: July 21, 2026	By:	/s/ Jeffrey DiGiovanni
Jeffrey DiGiovanni
Chief Financial Officer